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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          April 15, 1997



                       PERMANENT BANCORP, INC.
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      (Exact name of Registrant as specified in its Charter)




   Delaware                   0-23370                35-1908797
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(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




101 Southeast Third Street, Evansville, Indiana           47708
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:(812) 428-6800
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                               N/A
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(Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On April 15, 1997, Permanent Bancorp, Inc. issued the press release, attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits
------------------------------------------

     (a)  Exhibits

          99.1 Press release, dated April 15, 1997.

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PERMANENT BANCORP, INC.




Date:   April 15, 1997              By: /s/ DONALD P. WEINZAPFEL
        ---------------                -----------------------
                                       Donald P. Weinzapfel
                                       Chairman of the Board,
                                        President and Chief
                                        Executive Officer